SHORT-TERM LOAN RECEIVABLE	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
SHORT-TERM LOAN RECEIVABLE
5. SHORT-TERM LOAN RECEIVABLE

In January and June 2016, the Company entered into agreements with Shanghai Chenghuan Car Rental Company Limited (“Shanghai Chenghuan”), pursuant to which the Company agreed to extend, through entrusted bank loans, an aggregate amount of RMB50,000,000 to Shanghai Chenghuan. Shanghai Chenghuan is a middle-to-high-end car rentals and car services provider in the local market, and is an independent third party. The loans have a term of one year and bear an interest rate of 7.75% per annum. The loan receivable is fully collateralized with 100% Shanghai Chenghuan’s shares. After one year, the Company has the option to convert its creditor rights into equity interests in Shanghai Chenghuan at a pre-determined valuation.

In January 2017, the Company and Chenghuan entered into supplemental agreements to extend the term of the above loans from 1 year to 2 years and increase the interest rate from 7.75% to 10% which would be applied retroactively covering the entire 2 years term. Other terms remained unchanged.

The Company concluded that the loan should be accounted for as short-term loan receivable in its entirety and compounded accrued interest, as the conversion option is not a derivative and there should be no separate bifurcation of derivative accounting for conversion option. The Company recognized the interest income true-up over the remaining period of contract terms starting from the effective date of the supplemental agreements.